United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                   FORM 8 - K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): April 9, 2001



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579




         State of Incorporation                 IRS Employer Identification No.
                Delaware                                 06-0495050





                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000

Item 5 - Other Events.

The registrant's press release dated April 9, 2001, regarding its announcement to acquire Danka Services International.

Item 7 - Financial Statements and Exhibits.

c. Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

   Exhibit                                Description
   -------     -------------------------------------------------------------

     (1)       Pitney Bowes Inc. press release dated April 9, 2001.





                                   Signatures
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                PITNEY BOWES INC.




April 13, 2001




                                  /s/ B. P. Nolop
                                  -------------------------------------
                                  B. P. Nolop
                                  Executive Vice President and
                                  Chief Financial Officer
                                  (Principal Financial Officer)



                                  /s/ A. F. Henock
                                  -------------------------------------
                                  A. F. Henock
                                  Vice President - Finance
                                  (Principal Accounting Officer)

                                                                       EXHIBIT 1


================================================================================

                         Pitney Bowes Agrees to Acquire
                          Danka Services International
          - Move Positions Pitney Bowes as Leading Global Supplier of
       Enterprise-Wide Document Management Services for Fortune 1000/FTSE-

================================================================================

STAMFORD, Conn., U.S.A. April 9, 2001 -- Pitney Bowes Inc. (NYSE: PBI) has entered into an agreement to acquire Danka Services International (DSI), a wholly owned division of Danka Business Systems PLC, for $290 million in cash. The parties expect the transaction to close by the end of the second quarter of 2001.

         The acquisition provides critical mass, additional expertise, strengthened international market share for Pitney Bowes and is an important growth strategy to support global enterprises with sophisticated, high-value document management services. "Acquiring DSI is in accord with our mission to provide leading edge, global, integrated mail and document management solutions," said Michael J. Critelli, Chairman and CEO, Pitney Bowes. "More than ever, today's corporations see their documents as strategic assets and understand that information sharing, through efficient document imaging, distribution, management, can "unlock" this value and build distinct competitive advantage."

         Pitney Bowes' approach adds measurable value across the document lifecycle, linking both physical and electronic forms in a flexible, easily accessible and leverageable network. "From outgoing and incoming mail and messaging management, document creation production, to distribution, archiving and retrieval, Pitney Bowes Management Services provides a variety of ways to input, access and manage documents, giving customers tools that match their tasks, processes and their individual work habits," said Critelli.

         Beginning operations in 1991 as Kodak Imaging Services (a division of Eastman Kodak), the group was acquired by Danka in 1996 and became Danka Services International. Today, DSI has approximately 330 on and off-site customer operations and employs 3,400 people across Europe and North America including the U.S., Canada, the U.K., Ireland, France, Italy, Denmark, Sweden, Germany, Norway, the Netherlands and Belgium.

         Pitney Bowes Management Services today represents more than 15% of Pitney Bowes consolidated revenue and is among the fastest growing components of the business. Combined, Pitney Bowes Management Services and DSI will produce nearly $1 billion in annualized revenue, making it one of the largest players in the market.

          Pitney Bowes' business scope extends to helping customers manage the messages, "money" (leasing, credit, and funds), business information around core processes, including billing and statement management operations, customer relationship management, supply chain management, and everyday employee communications. Customers gain new flexibility when they can outsource these critical, but non-core business `infrastructure' processes to Pitney Bowes Management Services.

         "If these `business basics' do not operate at full capacity and peak productivity," said Critelli, "our customers cannot concentrate on developing the innovative product and services that will deliver value for their own shareholders. Being a trusted outsourcing provider and partner to our customers is a critical element of the overall value Pitney Bowes' provides."

         In business since 1988, Pitney Bowes Management Services began by providing on site mail room management services to large corporate (Fortune 1000/FTSE) customers and top law firms and quickly expanded its scope to match customer demand.

          The company's on-and off-site services now include:

o        Accountable mail and package management
o        Online print and copy services
o        Commercial and legal imaging
o        Secure desktop messaging and document creation
o        Document factory solutions and business recovery
o        Records and information management
o        Copy center and network fax management
o        Equipment acquisition and fleet management
o        Mail center facilities management

         In addition to sharing strategic direction and technology focus, Pitney Bowes Management Services and DSI also have a similar market approach that values direct sales and support and a "high touch" customer interface. The combined customer bases of Pitney Bowes Management Services and DSI include a large percentage of the Fortune 1000/FTSE.

          "We deliver value for our customers by providing both highly skilled staff and industry leading technology to help customers manage a variety of critical processes," said Karen Garrison, Group President, Pitney Bowes Business Services. "Not only do we link communications streams and make key message services available on the desktop, rationalize and manage office support equipment and systems, and manage document factory-level transaction applications and business recovery, but we do so with a flexible mix of on- and off-site personnel and facilities. DSI and Pitney Bowes' customers alike will benefit as we share experience and applications expertise, collaborate to create best-in-class technology solutions and expand our market reach."

         "DSI has a solid track record of providing customers with leading edge technology, process management expertise and turn-key, people-friendly solutions," said Randy Miller, who will remain with the combined companies as president, Danka Services International, reporting to Karen Garrison. "Joining with Pitney Bowes, a company whose values, market based strategies and technologies dovetail with ours, is a win for customers. Separately, we provide innovative solutions but together we become a major force to be reckoned with in digital document and facilities management industry -- accelerating the value we provide to customers and shareholders alike."

         Based in Rochester, NY, Danka Services International (DSI) is the facilities management division of Danka Business Systems. DSI provides on- and off-site document management services, including the management of central reprographics departments, the placement and maintenance of photocopiers, print-on-demand operations and document archiving and retrieval services.

         Danka Business Systems PLC, headquartered in London, England and St. Petersburg, Florida, is one of the world's largest independent suppliers of office imaging equipment and related services, parts and supplies. Danka provides office products and services in approximately 30 countries around the world.

         Connecticut-based Pitney Bowes Inc. is a $4 billion global provider of integrated mail and document management solutions. More information on Pitney Bowes or Pitney Bowes Management Services, is available at www.pitneybowes.com.
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